SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
NOVEMBER 6, 2003

MAGUIRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

555 West Fifth Street, Suite 5000 Los Angeles, California (Address of principal executive offices)		90013 (Zip Code)

213-626-3300
(Registrant’s telephone number, including area code)

This Form 8-K/A amends Item 7 of Form 8-K, dated November 20, 2003, of Maguire Properties, Inc. (the “Company”) to provide the financial information required in connection with the acquisition of One California Plaza through Maguire Properties — One Cal Plaza, LLC, a subsidiary of Maguire Properties, L.P. (the “Operating Partnership”), the Operating Partnership subsidiary of the Company. The following financial statements required by such Item 7 are filed as part of this report:

ITEM 7. Financial Statements and Exhibits
SIGNATURES

Exhibit No.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	/s/	Dallas E. Lucas Dallas E. Lucas Executive Vice President and Chief Financial Officer

Dated: January 9, 2004

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Maguire Properties, Inc.:

     We have audited the accompanying statement of revenue and certain expenses of One California Plaza for the year ended December 31, 2002. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of One California Plaza’s revenue and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of One California Plaza for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Los Angeles, California November 5, 2003, except for the second paragraph of Note 1, which is as of November 6, 2003

ONE CALIFORNIA PLAZA

Statements of Revenue and Certain Expenses
(In thousands)

	Nine months
	Ended	Year Ended
	September	December
	31, 2003	31, 2002

	(Unaudited)
Revenues:
Rental	$10,008	$13,508
Tenant reimbursements	8,608	10,561
Parking	2,177	3,152
Other	872	1,263

Total revenues	21,665	28,484

Certain expenses:
Rental property operating and maintenance	6,163	7,546
Real estate taxes	1,935	2,475
General and administrative	700	1,010
Other	1,347	2,378

Certain expenses	10,145	13,409

Revenue in excess of certain expenses	$11,520	$15,075

See accompanying notes to statements of revenue and certain expenses.

ONE CALIFORNIA PLAZA

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
Nine months ended September 30, 2003
(unaudited) and Year ended December 31, 2002
(Tabular amounts in thousands)

(1) Basis of Presentation

     The accompanying statements of revenue and certain expenses relate to the operations of the property known as One California Plaza (the “Property”). The Property consists of a 42-story office tower, retail space and a subterranean parking garage located in the Los Angeles, California central business district.

     On November 6, 2003, the Operating Partnership, through its wholly owned subsidiary, Maguire Properties – One Cal Plaza, LLC, completed the acquisition of the Property from Metropolitan Life Insurance Company (Met Life) for $225,000,000. The Operating Partnership funded the purchase price with cash on hand and a $146.3 million seven-year mortgage loan at a fixed interest rate of 4.73% provided by Met Life.

     The accompanying statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the year ended December 31, 2002 or the nine months ended September 30, 2003 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Other costs not directly related to the proposed future operations

     The Company is not aware of any material factors relating to One California Plaza other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2) Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition and Ground Lease Expense

     Rental revenue and ground lease expense is recognized on a straight-line basis over the term of the respective leases.

(b) Use of Estimates

     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(c) Unaudited Interim Information

     The statement of revenue and certain expenses for the period from January 1, 2003 through September 30, 2003 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of the results of this interim period. All such adjustments are of a normal recurring nature.

ONE CALIFORNIA PLAZA

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES – (Continued)

(3) Minimum Future Lease Rentals

     Future minimum rentals to be received under noncancelable operating leases in effect as of December 31, 2002 are as follows:

Year ending December 31:
2003	$12,880
2004	12,558
2005	11,714
2006	10,245
2007	9,804
Thereafter	38,047

$95,248

(4) Ground Lease Commitment

     The Property is subject to an operating ground lease with the Community Redevelopment Agency of the City of Los Angeles, California, which commenced on August 26, 1983 with amendments on September 13, 1985 and December 29, 1989 and terminates on August 25, 2082. The ground lease provides for monthly minimum rent and is subject to increase annually based on variable terms provided in the ground lease agreement. During the year ended December 31, 2002, no variable rent was incurred. In conjunction with the acquisition of the Property, the obligations under the ground lease are to be assigned to the buyer.

     As of December 31, 2002, aggregate minimum lease commitments for the ground lease are as follows:

Year ending December 31:
2003	$615
2004	780
2005	780
2006	780
2007	780
Thereafter	122,763

$126,498

MAGUIRE PROPERTIES, INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

     The unaudited pro forma condensed consolidated financial statements as of September 30, 2003 and for the nine months ended September 30, 2003 and the year ended December 31, 2002 are presented as if the purchase of One California Plaza along with the related financing transaction and the funding of the new Glendale Center mortgage all had occurred on September 30, 2003 for the pro forma condensed consolidated balance sheet and on the first day of the period presented for the pro forma condensed consolidated statements of operations. Additionally, the pro forma condensed consolidated statements of operations are presented as if the initial public offering (the “IPO”) and related formation transactions and refinancing transactions, and the acquisitions of additional interests in KPMG Tower and Wells Fargo Tower on September 13, 2002 and February 5, 2003, respectively, along with the related financing transactions had occurred as of the first day of the periods presented.

     The pro forma condensed consolidated statements of operations include consolidating US Bank Tower and Wells Fargo Tower, both of which became wholly-owned on June 27, 2003 and Glendale Center, which became wholly-owned on August 29, 2003 as a result of the Company’s acquisition of the ownership interests in these properties previously held by third parties, which resulted in the Company gaining control over major decisions including selling and refinancing the properties. The pro forma condensed consolidated statements of operations also reflect the Company’s acquisition of all of the minority interests previously held by third parties in the Gas Company Tower, 808 South Olive Garage and Plaza Las Fuentes, all of which are combined properties for the Maguire Properties Predecessor (the “Predecessor”) historical combined financial statements and the purchase of Cerritos Corporate Center Phase I and Phase II; all of which were acquired on June 27, 2003.

     The pro forma adjustments do not include adjustments relating to acquisition of any of our option portfolio. We cannot predict when, if at all, these properties will be acquired by us.

     The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated historical financial statements of the Company, the combined historical financial statements of the Predecessor and the separate historical financial statements of the uncombined real estate entities, including the notes thereto, that were filed as part of the Company’s quarterly report on Form 10-Q for the period ended September 30, 2003 filed on November 5, 2003 and the Company’s registration statement on Form S-11/A filed on June 24, 2003. The pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the purchase of One California Plaza along with the related financing transaction, the funding of the new Glendale Center mortgage, our IPO, the formation transactions, the refinancing transactions and the acquisitions of additional interests in KPMG Tower and Wells Fargo Tower along with the related financing transactions all had occurred by September 30, 2003 or as of the first day of the periods presented; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

MAGUIRE PROPERTIES, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2003
(Unaudited)
(In thousands)

		Acquisition
		of One	Glendale	Other
	Company	California	Center	Pro Forma	Company
	Historical	Plaza	Financing	Adjustments	Pro Forma

	(A)	(B)	(C)	(D)
Assets
Investments in real estate, net	$1,336,509	226,838	—	—	1,563,347
Cash and cash equivalents including restricted cash	92,918	(73,119)	80,064	1,550	101,413
Rents, deferred rents and other receivables	23,220	19	—	—	23,239
Deferred charges, net	89,401	5,417	657	(765)	94,710
Acquired above market leases, net	13,532	—	—	—	13,532
Other assets	8,734	(4,374)	(721)	—	3,639

Total assets	$1,564,314	154,781	80,000	785	1,799,880

Liabilities and Stockholders’ Equity
Loans payable	$985,000	146,250	80,000	—	1,211,250
Acquired lease obligations, net	42,855	5,280	—	—	48,135
Accounts and interest payable and other
liabilities	97,120	3,251	—	—	100,371

Total liabilities	1,124,975	154,781	80,000	—	1,359,756
Minority interests	90,082	—	—	161	90,243
Stockholders’ equity:
Common stock	426	—	—	—	426
Additional paid in capital	407,001	—	—	—	407,001
Unearned and accrued stock compensation	(5,389)	—	—	—	(5,389)
Accumulated deficit and dividends	(56,854)	—	—	—	(56,854)
Accumulated other comprehensive income, net	4,073	—	—	624	4,697

Total stockholders’ equity	349,257	—	—	624	349,881

Total liabilities and stockholders’ equity	$1,564,314	154,781	80,000	785	1,799,880

See accompanying notes to pro forma condensed consolidated financial statements.

MAGUIRE PROPERTIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2003
(Unaudited)
(In thousands except per share data)

					Acquisition of
					All Minority
					Interests in
		Acquisition	Acquisition	Acquisition	Gas Company	Acquisition
	The	of All	of All	of Third	Tower, 808	of Cerritos
	Company	Third Party	Third Party	Party	South Olive	Corporate	Acquisition
	and	Interests in	Interests in	Ownership	Garage and	Center	of One		Other
	Predecessor	US Bank	Wells Fargo	Interest in	Plaza	Phase I	California	Financing	Pro Forma		Company
	Historical	Tower	Tower	Glendale Center	Las Fuentes	and Phase II	Plaza	Transactions	Adjustments		Pro Forma

	(AA)	(BB)	(CC)	(DD)	(EE)	(FF)	(GG)	(HH)
Revenues:
Rental	64,024	15,868	11,983	6,375	(106)	4,554	11,809	—	—		114,507
Tenant reimbursements	29,811	6,411	5,778	2,168	—	1,400	8,608	—	—		54,176
Hotel operations	13,305	—	—	—	—	—	—	—	—		13,305
Parking	12,235	2,583	2,889	1,189	—	—	2,177	—	—		21,073
Management, leasing, and development services to affiliates	3,683	(973)	(261)	(194)	(124)	—	—	—	—		2,131
Interest and other	2,851	6,067	369	579	—		872	—	—		10,738

Total revenues	125,909	29,956	20,758	10,117	(230)	5,954	23,466				215,930

Expenses:
Rental property operating and maintenance	26,408	7,068	6,246	2,153	(124)	805	6,163	—	—		48,719
Hotel operating and maintenance	10,214	—	—	—	—	—	—	—	—		10,214
Real estate taxes	7,907	1,523	1,742	522	—	437	1,935	—	—		14,066
General and administrative	26,713	489	936	116	(106)	144	700	—	(12,688	)(JJ)	16,824
									520	(KK)
Depreciation and amortization	25,487	5,811	5,804	3,190	238	1,104	7,902	—	—		49,536
Interest	37,343	13,933	4,032	1,806	—	—	—	(13,322)	—		43,792
Loss from early extinguishment of debt	53,427	—	—	—	—	—	—	—	(53,427	)(II)	—
Other	11,755	2,594	—	—	—	244	1,492	—	—		16,085

Total expenses	199,254	31,418	18,760	7,787	8	2,734	18,192	(13,322)	(65,595)		199,236
Equity in net income (loss) of uncombined real estate entities	1,623	(85)	(1,921)	383	—	—	—	—	—		—

Income (loss) before minority interest	(71,722)	(1,547)	77	2,713	(238)	3,220	5,274	13,322	65,595		16,694
Minority interests	(11,527)	—	—	—	(275)	—	—	—	15,224	(LL)	3,422

Net income (loss)	(60,195)	(1,547)	77	2,713	37	3,220	5,274	13,322	50,371		13,272

Pro forma basic earnings per share											$0.31
Pro forma diluted earnings per share											$0.31
Pro forma weighted average common shares outstanding — basic											42,329,921

Pro forma weighted average common shares outstanding — diluted											42,389,350

See accompanying notes to pro forma condensed consolidated financial statements.

MAGUIRE PROPERTIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002
(Unaudited)
(In thousands except per share data)

					Acquisition
					of All
					Minority
					Interests
		Acquisition		Acquisition	in Gas	Acquisition					Acquisition
		of All	Acquisition	of Third	Company	of Cerritos					of All
		Third	of All	Party	Tower, 808	Corporate			Other		Third
		Party	Third Party	Ownership	South Olive	Center	Acquisition		Pro		Party	Com-
		Interests In	Interests in	Interest in	Garage	Phase I	of One	Financing	Forma		Interests	pany
	Predecessor	US Bank	Wells Fargo	Glendale	and Plaza	and	California	Trans-	Adjust-		In KPMG	Pro
	Historical	Tower	Tower	Center	Las Fuentes	Phase II	Plaza	actions	ments		Tower	Forma

	(AA)	(BB)	(CC)	(DD)	(EE)	(FF)	(GG)	(HH)			(MM)

Revenues:
Rental	$44,401	33,732	24,453	9,654	(259)	9,303	15,391	—	—		13,443	150,118
Tenant reimbursements	19,782	12,741	10,341	3,132	—	3,432	10,561	—	—		6,889	66,878
Hotel operations	20,005	—	—	—	—	—	—	—	—		—	20,005
Parking	7,876	5,943	5,757	1,671	—	—	3,152	—	—		3,793	28,192
Management, leasing, and development services to affiliates	7,673	(1,827)	(1,109)	(297)	(247)	—	—	—	—		(784)	3,409
Interest and other	1,315	2,692	893	884	—	—	1,263	—	—		606	7,653

Total revenues	101,052	53,281	40,335	15,044	(506)	12,735	30,367	—	—		23,947	276,255

Expenses:
Rental property operating and maintenance	17,986	14,475	12,572	3,193	(247)	2,120	7,546	—	—		6,963	64,608
Hotel operating and maintenance	15,310	—	—	—	—	—	—	—	—		—	15,310
Real estate taxes	4,692	3,099	3,505	740	—	780	2,475	—	—		1,520	16,811
General and administrative	16,222	707	2,392	243	(259)	532	1,010	—	2,666	(JJ)	516	25,469
									1,440	(KK)
Depreciation and amortization	16,774	11,311	11,488	3,742	476	2,208	10,536	—	—		5,748	62,283
Interest	38,975	26,387	10,290	2,744	—	—	—	(34,487)	—		14,549	58,458
Loss from early extinguishment of debt	3,967	—	—	—	—	—	—	—	(3,967	)(II)	—	—
Other	2,125	—	—	—	—	499	2,571	—	—		—	5,195

Total expenses	116,051	55,979	40,247	10,662	(30)	6,139	24,138	(34,487)	139		29,296	248,134
Equity in net income (loss) of uncombined real estate entities	(162)	(73)	(559)	(664)	—	—	—	—	—		1,458	—

Income (loss) before minority interest	(15,161)	(2,771)	(471)	3,718	(476)	6,596	6,229	34,487	(139)		(3,891)	28,121
Minority interests	(465)	—	—	—	465	—	—	—	5,765	(LL)	—	5,765

Net income (loss)	$(14,696)	(2,771)	(471)	3,718	(941)	6,596	6,229	34,487	(5,904)		(3,891)	22,356

Pro forma basic earnings per share												$0.53

Pro forma diluted earnings per share												$0.53

Pro forma weighted average common shares outstanding — basic												42,329,921

Pro forma weighted average common shares outstanding — diluted												42,394,114

See accompanying notes to pro forma condensed consolidated financial statements.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(Dollar amounts in thousands, except per share amounts)

1. Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

     The adjustments to the pro forma condensed consolidated balance sheet as of September 30, 2003 are as follows:

     (A) Reflects the Company’s historical condensed consolidated balance sheet as of September 30, 2003.

     (B) Acquisition of One California Plaza from third party, which was consummated on November 6, 2003:

Assets purchased:
Investment in real estate	$226,838
Rents and other receivables	19
Deferred charges	5,417
Less liabilities assumed:
Mortgage loan payable to seller	146,250
Acquired lease obligation	5,280
Accounts payable and other liabilities	3,251

Net assets purchased	77,493
Reversal of deposits paid through September 30, 2003	(4,374)

Cash paid to acquire the property including closing costs	$73,119

     (C) Funding of Glendale Center loan, which was consummated on October 14, 2003:

Borrowing	$80,000
Loan fees	(657)
Reversal of deposits paid through September 30, 2003, net of interest prepaid upon loan closing	721

Net proceeds	$80,064

     (D) Sale of the $72,000 interest rate swap, which was consummated on October 10, 2003:

Sales proceeds	$1,550
Reverse carrying value at September 30, 2003	(765)

Proceeds in excess of carrying value as of September 30, 2003 (Excess Proceeds)	$785

Increase in accumulated other comprehensive income for Company’s share of Excess Proceeds	$624
Increase in minority interests for minority interests’ share of Excess Proceeds	161

Excess Proceeds	$785

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

2. Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The adjustments to the pro forma condensed consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 are as follows:

(AA)	Reflects the Company and Predecessor historical condensed consolidated and combined statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002. The interests in the real estate properties contributed by certain owners of the Predecessor (Mr. Maguire and entities owned by Mr. Maguire) to the Operating Partnership in exchange for limited partnership interests in the Operating Partnership were recorded at the Predecessor’s historical cost. As a result, expenses such as depreciation and amortization to be recognized by the Operating Partnership related to these contributed interests are based on the Predecessor’s historical cost of the related assets.

As a result of the consummation of our IPO, including exercise of the underwriter’s over-allotment option and the formation transactions, the Company owns 79.5% of the common units of the Operating Partnership and has control over major decisions of the Operating Partnership. Accordingly, the Company consolidates the revenues and expenses of the Operating Partnership. See note (LL) for the pro forma adjustment to allocate 20.5% of the net income of the Operating Partnership to the limited partners of the Operating Partnership.

(BB)	Reflects acquisition on June 27, 2003, of all of the redeemable preferred equity interests in US Bank Tower that were owned by a third party investor, and the resulting consolidation of the consolidated statement of operations for US Bank Tower. The Predecessor used the equity method to account for its investment in US Bank Tower since the Predecessor had significant influence, but not control over major decisions including selling and refinancing the property. Upon purchase of these preferred equity interests, the Company owns 100% of the US Bank Tower. The purchase method of accounting is used to reflect the acquisition of the redeemable preferred equity interests in US Bank Tower by the Company.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

     The pro forma adjustment for the nine months ended September 30, 2003 is comprised of the following:

	US Bank
	Tower
	Historical for	Adjustments
	the period from	Resulting
	January 1, 2003	from
	through	Purchase		Elimination		Pro Forma
	June 26, 2003	Accounting		Entries		Adjustment

Revenues:
Rental	$16,186	(318	) (2)	—		15,868
Tenant reimbursements	6,411	—		—		6,411
Parking	2,583	—		—		2,583
Management, leasing, and development services to affiliates	—	—		(973	) (4)	(973)
Other	6,067	—		—		6,067

Total revenues	31,247	(318)		(973)		29,956

Expenses:
Rental property operating and maintenance	8,041	—		(973	) (4)	7,068
Real estate taxes	1,523	—		—		1,523
General and administrative	489	—		—		489
Depreciation and amortization	5,212	684	(3)	(85	) (5)	5,811
Interest	13,933 (1)	—		—		13,933
Other	2,594	—		—		2,594

Total expenses	31,792	684		(1,058)		31,418
Equity in net income (loss) of uncombined real estate entities	—	—		(85	) (5)	(85)

Net loss	$(545)	(1,002)		—		(1,547)

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan is included in note (HH).

(2)	Increase in rental revenue to reflect straight-line amounts resulting from purchase accounting, net of decrease in rental revenue to reflect amortization of acquired above market leases.

(3)	Increase in depreciation and amortization of buildings, improvements and value of in-place leases (exclusive of the value of above market leases) resulting from purchase accounting adjustments, offset by a reduction in amortization of deferred leasing commissions.

(4)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by US Bank Tower.

(5)	Reclassification of elimination and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the US Bank Tower.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

     The pro forma adjustment for the year ended December 31, 2002 is comprised of the following:

	US Bank
	Tower	Adjustments
	Historical for	Resulting
	the Year Ended	from
	December 31,	Purchase		Elimination		Pro Forma
	2002	Accounting		Entries		Adjustment

Revenues:
Rental	$34,391	(659	) (2)	—		33,732
Tenant reimbursements	12,741	—		—		12,741
Parking	5,943	—		—		5,943
Management, leasing, and development services to affiliates	—	—		(1,731	) (4)	(1,827)
				(96	) (7)
Other	2,692	—		—		2,692

Total revenues	55,767	(659)		(1,827)		53,281

Expenses:
Rental property operating and maintenance	16,206	—		(1,731	) (4)	14,475
Real estate taxes	3,099	—		—		3,099
General and administrative	707	—		—		707
Depreciation and amortization	10,113	1,368	(3)	(170	) (5)	11,311
Interest	26,387 (1)	—		—		26,387

Total expenses	56,512	1,368		(1,901)		55,979
Equity in net income (loss) of uncombined real estate entities	—	—		(170	) (5)	(73)
				97	(6)
Net income (loss)	$(745)	(2,027)		1		(2,771)

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan is included in note (HH).

(2)	Increase in rental revenue to reflect straight-line amounts resulting from purchase accounting, net of decrease in rental revenue to reflect amortization of acquired above market leases.

(3)	Increase in depreciation and amortization of buildings, improvements and value of in-place leases (exclusive of the value of above market leases), resulting from purchase accounting adjustments offset by a reduction in amortization of deferred leasing commissions.

(4)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by US Bank Tower.

(5)	Reclassification of elimination and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the US Bank Tower.

(6)	Elimination of equity in net loss previously recorded by the Predecessor.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(7)	Elimination of leasing commission revenue previously recognized by the Predecessor.

(CC)	Reflects acquisition on June 27, 2003, of all of the interests in Wells Fargo Tower that were owned by third party investors and the resulting consolidation of the combined statement of operations for Wells Fargo Tower. The Predecessor used the equity method to account for its investment in Wells Fargo Tower. The Predecessor acquired the interests of two of the three third party investors on February 5, 2003. These acquisitions of additional interests did not result in obtaining control over major decisions including selling and refinancing the property, thus the equity method was used until the remaining interests were acquired on June 27, 2003. As a result of the purchase of the remaining third party interest, the Company owns 100% of the Wells Fargo Tower. The purchase method of accounting is used to reflect the acquisition of the additional interests in Wells Fargo Tower by the Predecessor.

     The pro forma adjustment for the nine months ended September 30, 2003 is comprised of the following:

	Wells Fargo Tower
	Historical for the	Adjustments
	period from	Resulting
	January 1, 2003	from
	through June 26,	Purchase	Elimination		Pro Forma
	2003	Accounting	Entries		Adjustment

Revenues:
Rental	$10,297	803 (2)	883	(6)	11,983
Tenant reimbursements	5,778	—	—		5,778
Parking	2,889	—	—		2,889
Management, leasing, and development services to affiliates	—	—	(261	) (5)	(261)
Other	369	—	—		369

Total revenues	19,333	803	622		20,758

Expenses:
Rental property operating and maintenance	6,758	—	(261	) (5)	6,246
			(251	) (6)
Real estate taxes	1,742	—	—		1,742
General and administrative	936	—	—		936
Depreciation and amortization	3,416	1,405 (3)	983	(6)	5,804
Interest	4,955 (1)	—	(923	) (6)	4,032

Total expenses	17,807	1,405	(452)		18,760
Equity in net income (loss) of uncombined real estate entities	—	—	(847	) (4)	(1,921)
			(251	) (6)
			(883	) (6)
			983	(6)
			(923	) (6)

Net income (loss)	$1,526	(602)	(847)		77

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan is included in note (HH).

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(2)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(3)	Increase in depreciation and amortization of buildings, improvements and value of in-place leases resulting from purchase accounting adjustments offset by a reduction in amortization of deferred leasing commissions.

(4)	Elimination of equity in net income previously recorded by the Predecessor.

(5)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by Wells Fargo Tower.

(6)	Reclassification of elimination, purchase accounting and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the Wells Fargo Tower.

     The pro forma adjustment for the year ended December 31, 2002 is comprised of the following:

	Wells Fargo
	Tower
	Historical for	Adjustments
	the year	Resulting
	ended	from	Bonus to
	December 31,	Purchase	Former	Elimination		Pro Forma
	2002	Accounting	Employee	Entries		Adjustment

Revenues:
Rental	$21,036	3,417 (2)	—	—		24,453
Tenant reimbursements	10,341	—	—	—		10,341
Parking	5,757	—	—	—		5,757
Management, leasing, and development services to affiliates	—	—	—	(871	) (6)	(1,109)
				(238	) (8)
Other	893	—	—	—		893

Total revenues	38,027	3,417	—	(1,109)		40,335

Expenses:
Rental property operating and maintenance	13,573	—	—	(871	) (6)	12,572
				(130	) (7)
Real estate taxes	3,505	—	—	—		3,505
General and administrative	1,392	—	1,000 (4)	—		2,392
Depreciation and amortization	6,743	4,824 (3)	—	(79	) (7)	11,488
Interest	10,290 (1)	—	—	—		10,290

Total expenses	35,503	4,824	1,000	(1,080)		40,247
Equity in net income (loss) of uncombined real estate entities	—	—	—	(350	) (5)	(559)
				(130	) (7)
				(79	) (7)

Net income (loss)	$2,524	(1,407)	(1,000)	(588)		(471)

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan is included in note (HH).

(2)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(3)	Increase in depreciation and amortization of buildings, improvements and value of in-place leases resulting from purchase accounting adjustments offset by a reduction in amortization of deferred leasing commissions.

(4)	Accrual of bonus due to former employee of $1,000 resulting from the purchase of additional interests in Wells Fargo Tower from two third parties. This relates to the additional interests acquired on February 5, 2003.

(5)	Elimination of equity in net income previously recorded by the Predecessor.

(6)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by Wells Fargo Tower.

(7)	Reclassification of elimination and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the Wells Fargo Tower.

(8)	Elimination of leasing commission revenue previously recognized by the Predecessor.

(DD)	Reflects acquisition on August 29, 2003 of all of the third party ownership interests in Glendale Center that were owned by a third party investor and the resulting consolidation of the consolidated statement of operations for Glendale Center. Prior to this acquisition, the equity method was used to account for the investment in Glendale Center since the Company and the Predecessor had significant influence, but not control over major decisions including selling and refinancing the property. As a result of the purchase of the interests, the Company owns 100% of the Glendale Center. The pro forma adjustments also reflects acquisition on August 29, 2003 of participation rights held by a Glendale Center tenant. The purchase method of accounting is used to reflect the acquisition of the ownership interests in Glendale Center by the Company.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

     The pro forma adjustment for the nine months ended September 30, 2003 is comprised of the following:

	Glendale Center
	Historical
	for the Period	Adjustments
	January 1, 2003	Resulting from
	through	Purchase		Elimination		Pro Forma
	August 28, 2003	Accounting		Entries		Adjustment

Revenues:
Rental	$5,330	1,045	(2)	—		6,375
Tenant reimbursements	2,168	—		—		2,168
Parking	1,189	—		—		1,189
Management, leasing, and development services to affiliates	—	—		(194	) (5)	(194)
Other	579	—		—		579

Total revenues	9,266	1,045		(194)		10,117

Expenses:
Rental property operating and maintenance	2,388	—		(194	) (5)	2,153
				(41	) (6)
Real estate taxes	522	—		—		522
General and administrative	116	—		—		116
Depreciation and amortization	4,501	(1,305	) (3)	(6	) (6)	3,190
Interest	1,806 (1)			—		1,806

Total expenses	9,333	(1,305)		(241)		7,787
Equity in net income (loss) of uncombined real estate entities	—	—		430	(4)	383
				(41	) (6)
				(6	) (6)

Net income (loss)	$(67)	2,350		430		2,713

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan obtained on October 14, 2003 is included in note (HH).

(2)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(3)	Decrease in depreciation and amortization resulting from reversal of amortization of the leasing concession related to the acquired tenant participation rights offset by increases in depreciation and amortization of buildings, improvements and value of in-place leases resulting from purchase accounting.

(4)	Elimination of equity in net loss previously recorded by the Predecessor.

(5)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by Glendale Center.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(6)	Reclassification of elimination and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the Glendale Center.

     The pro forma adjustment for the year ended December 31, 2002 is comprised of the following:

	Glendale Center
	Historical
	for the Period	Adjustments
	January 1, 2003	Resulting from
	through	Purchase	Elimination		Pro Forma
	August 28, 2003	Accounting	Entries		Adjustment

Revenues:
Rental	$8,086	1,568 (2)	—		9,654
Tenant reimbursements	3,132	—	—		3,132
Parking	1,671	—	—		1,671
Management, leasing, and development services to affiliates	—	—	(297	) (5)	(297)
			—
Other	884	—	—		884

Total revenues	13,773	1,568	(297)		15,044

Expenses:
Rental property operating and maintenance	3,541	—	(297	) (5)	3,193
			(51	) (6)
Real estate taxes	740	—	—		740
General and administrative	243				243
Depreciation and amortization	2,686	1,071 (3)	(15	) (6)	3,742
Interest	2,744 (1)		—		2,744

Total expenses	9,954	1,071	(363)		10,662
Equity in net income (loss) of uncombined real estate entities	—	—	(598	) (4)	(664)
			(51	) (6)
			(15	) (6)

Net income (loss)	$3,819	497	(598)		3,718

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan obtained on October 14, 2003 is included in note (HH).

(2)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(3)	Increase in depreciation and amortization of buildings, improvements and value of in-place leases resulting from purchase accounting offset by decrease in amortization resulting from reversal of the amortization of the leasing concession related to the acquired tenant participation rights.

(4)	Elimination of equity in net loss previously recorded by the Company and the Predecessor.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(5)	Elimination of property management fee revenue previously recognized by the Company and the Predecessor and property management fee expense previously recorded by Glendale Center.

(6)	Reclassification of elimination and other entries previously recorded by the Company and the Predecessor to its equity in income (loss) of uncombined real estate entities related to the Glendale Center.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(EE)	Reflects purchase accounting and elimination entries resulting from the June 27, 2003 acquisition of all minority interests previously owned by third parties in Gas Company Tower, 808 South Olive Garage and Plaza Las Fuentes (combined properties in the Predecessor’s historical combined financial statements). The pro forma adjustments are comprised of the following:

	Nine Months Ended September 30, 2003

	Gas Company	808 South	Plaza Las	Pro Forma
	Tower	Olive Garage	Fuentes	Adjustments

Elimination of a portion of the Predecessor home office rent previously recognized by the Predecessor for space leased in the Gas Company Tower	$106	—	—	106
Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by Gas Company Tower as a result of acquiring interests from third parties for this property	124	—	—	124
Increase in depreciation of buildings and improvements resulting from purchase accounting adjustments to investments in real estate offset by a reduction in amortization of deferred leasing commissions	181	15	42	238
Elimination of allocation of income to minority investor	(275)	—	—	(275)

	Year Ended December 31, 2002

	Gas Company	808 South	Plaza Las	Pro Forma
	Tower	Olive Garage	Fuentes	Adjustments

Elimination of a portion of the Predecessor home office rent previously recognized by the Predecessor for space leased in the Gas Company Tower	$259	—	—	259
Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by Gas Company Tower as a result of acquiring interests from third parties for this property	247	—	—	247
Increase in depreciation of buildings and improvements resulting from purchase accounting adjustments to investments in real estate offset by a reduction in amortization of deferred leasing commissions	362	29	85	476
Elimination of allocation of losses to minority investor	465	—	—	465

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(FF)	Reflects acquisition of Cerritos Corporate Center Phase I and Phase II:

     The pro forma adjustments are comprised of the following:

	Nine Months Ended September 30, 2003

	Historical Revenues
	and Certain
	Expenses for the
	period January 1,	Adjustments Resulting
	2003 through	from Purchasing	Pro Forma
	June 26, 2003	the Properties	Adjustment

Revenues:
Rental	$4,218	336 (1)	4,554
Tenant reimbursements	1,400	—	1,400

Total revenues	5,618	336	5,954

Expenses:
Rental property operating and maintenance	805	—	805
Real estate taxes	437	—	437
General and administrative	144	—	144
Depreciation and amortization	—	1,104 (2)	1,104
Other	244	—	244

Total expenses	1,630	1,104	2,734

Net income	$3,988	(768)	3,220

	Year Ended December 31, 2002

	Historical Revenues	Adjustments Resulting
	and Certain	from Purchasing	Pro Forma
	Expenses	the Properties	Adjustment

Revenues:
Rental	$8,631	672 (1)	9,303
Tenant reimbursements	3,432	—	3,432

Total revenues	12,063	672	12,735

Expenses:
Rental property operating and maintenance	2,120	—	2,120
Real estate taxes	780	—	780
General and administrative	532	—	532
Depreciation and amortization	—	2,208 (2)	2,208
Other	499	—	499

Total expenses	3,931	2,208	6,139

Net income	$8,132	(1,536)	6,596

(1)	Increase in rental revenue to reflect straight-line amounts relating to tenant leases, net of decrease in rental revenue to reflect amortization of acquired above market leases, both resulting from purchase accounting.

(2)	Reflects depreciation and amortization of the building, improvements and value of in-place leases.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(GG)	Reflects acquisition of One California Plaza:

     The pro forma adjustments are comprised of the following:

	Nine Months Ended September 30, 2003

	Historical Revenues	Adjustments Resulting
	and Certain	from Purchasing		Pro Forma
	Expenses	the Property		Adjustment

Revenues:
Rental	$10,008	1,801	(1)	11,809
Tenant reimbursements	8,608	—		8,608
Parking	2,177	—		2,177
Other	872	—		872

Total revenues	21,665	1,801		23,466

Expenses:
Rental property operating and maintenance	6,163	—		6,163
Real estate taxes	1,935	—		1,935
General and administrative	700	—		700
Depreciation and amortization	—	7,902	(2)	7,902
Other	1,347	145	(3)	1,492

Total expenses	10,145	8,047		18,192

Net income	$11,520	(6,246)		5,274

	Year Ended December 31, 2002

	Historical Revenues	Adjustments Resulting
	and Certain	from Purchasing		Pro Forma
	Expenses	the Property		Adjustment

Revenues:
Rental	$13,508	1,883	(1)	15,391
Tenant reimbursements	10,561	—		10,561
Parking	3,152	—		3,152
Other	1,263	—		1,263

Total revenues	28,484	1,883		30,367

Expenses:
Rental property operating and maintenance	7,546	—		7,546
Real estate taxes	2,475	—		2,475
General and administrative	1,010	—		1,010
Depreciation and amortization	—	10,536	(2)	10,536
Other	2,378	193	(3)	2,571

Total expenses	13,409	10,729		24,138

Net income	$15,075	(8,846)		6,229

(1)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(2)	Reflects depreciation and amortization of the building, improvements, value of the ground lease and value of in-place leases.

(3)	Increase in ground rent expense to reflect straight-line amount resulting from purchase accounting.

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(HH)	Reflects the net decrease in interest expense as a result of the financing related pro forma adjustments. The following outlines the loans and interest rate swap agreements outstanding upon completion of the acquisition of One California Plaza on November 6, 2003, the funding of the Glendale Center loan on October 14, 2003, the completion of our IPO, the formation transactions, the refinancing transactions and the corresponding interest expense that would have been recorded had these loans and swaps been outstanding as of the beginning of the periods presented:

				Interest Expense(1)

				Nine Months	Year
				Ended	Ended
	Principal			September 30,	December 31,
	Amount	Interest Rate		2003	2002

US Bank Tower mortgage loan	$260,000		4.66%	$9,188	12,284
Gas Company Tower and 808 South Olive garage mortgage loan	230,000	LIBOR plus 0.824%		3,478	4,650
Gas Company Tower and 808 South Olive garage senior mezzanine loan	30,000	LIBOR plus 3.750%		1,119	1,497
Gas Company Tower and 808 South Olive garage junior mezzanine loan	20,000	LIBOR plus 6.625	%(2)	1,371	1,833
KPMG Tower mortgage loan	195,000	LIBOR plus 1.875%		4,503	6,020
Wells Fargo Tower mortgage loan	250,000		4.68%	8,873	11,863
One California Plaza mortgage loan	146,250		4.73%	5,246	7,014
Glendale Center mortgage loan	80,000		5.727%	3,474	4,645
Amortization of loan costs				2,445	3,261
Interest on capital lease obligations and other liabilities	—		—	1,557	2,076
Increase in interest expense resulting from interest rate swap agreements(3)				2,538	3,315

Pro forma totals	$1,211,250			43,792	58,458

Pro forma interest expense				43,792	58,458
Pro forma adjustment to interest expense reflected in note (CC)				923	—
Less historical interest expense(4)				(58,037)	(92,945)

				$(13,322)	(34,487)

(1)	We calculated pro forma interest expense for loans with variable interest rates using current LIBOR (1.17% as of November 28, 2003).

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(2)	This loan is subject to a LIBOR floor of 2%. This loan also requires a monthly “interest floor differential” payment during any month in which LIBOR is less than 2% per annum; such payment must be made until the principal balance of the Gas Company Tower and 808 South Olive garage senior mezzanine loan no longer exceeds $20.0 million, and is equal to the positive difference between 2% and LIBOR times a notional amount that is initially $10.0 million, but which decreases dollar for dollar as the first $10.0 million of senior mezzanine loan principal is repaid.

(3)	As of September 30, 2003 we had two four-year interest rate swap agreements in the amount of $250.0 million and $72.0 million, which effectively fixed the index (LIBOR) portion of the interest rates on our floating rate debt at approximately 2.17% and 2.41%, respectively. On October 10, 2003 we sold the $72.0 million swap. The pro forma adjustments assume the $250.0 million swap was outstanding from the first day of the periods presented and assume the $72.0 million swap was sold on the first day of the periods presented. The sales proceeds are recognized as a reduction in interest expense over the original four year term because the loan that was being hedged is still outstanding.

(4)	Historical interest expense is as follows:

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2003	2002

Predecessor	$37,343	38,975
KPMG Tower	—	14,549
US Bank Tower	13,933	26,387
Wells Fargo Tower	4,955	10,290
Glendale Center	1,806	2,744

	$58,037	92,945

If interest rates were to change by 0.125%, the pro forma interest relating to the floating rate loans that are not hedged by a swap would change by $183 and $244 for the nine months ended September 30, 2003 and the year ended December 31, 2002, respectively.

		Nine Months
		Ended	Year Ended
		September 30,	December 31,
		2003	2002

(II)	Reflects reversal of the loss on early extinguishment of debt, which is included in the historical consolidated and combined statements of operations. This reversal results from the assumption that the loans listed in pro forma adjustment (HH) had been outstanding as of the beginning of the periods presented	$53,427	3,967

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

		Nine Months
		Ended	Year Ended
		September 30,	December 31,
		2003	2002

(JJ)	Record (reverse) compensation expense related to:
	Fully vested restricted stock issued upon completion of our IPO	$(6,522)	—
	Cash paid at completion of our IPO related to employees’ tax liabilities	(6,525)	—
	Cash bonus to former employee as a result of completion of the IPO	(1,000)	—
	Stock awards that vest during the period	667	1,333
	Cash payment for employee tax liability related to stock award that vests over three years	67	133
	Stock awards to be granted on the one-year anniversary of the completion of our IPO that have vesting periods from three to four years (total award is $5,500)	625	1,200

		$(12,688)	2,666

	The reversals of compensation expense recorded by the Company upon consummation of our IPO are based on the assumption that the common stock had been outstanding as of the beginning of the period presented
(KK)	Increase in general and administrative expenses as a result of becoming a public company:
	Salaries and guaranteed first year bonuses based on employment agreements for the Co-Chief Executive Officer and President and the Chief Financial Officer who were hired as a result of becoming a public company	$450	1,300
	Annual director fees for four directors at $35 per director	70	140

		$520	1,440

(LL)	Allocate minority interest in net income of the Operating Partnership as a result of issuing limited partnership units in the Operating Partnership to certain former owners of the Predecessor:
	Total income before allocation to minority interests	$16,694	28,121
	Percentage allocable to minority interests	20.5%	20.5%

		3,422	5,765
	Less Operating Partnership minority interests included in the historical consolidated statement of operations	11,802	—

		$15,224	5,765

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(MM)	Reflects consolidation of the statement of operations for KPMG Tower for the period from January 1, 2002 through September 13, 2002, resulting from the acquisition of all of the interests in KPMG Tower that were previously owned by third party investors. The Predecessor acquired these interests on September 13, 2002. Prior to that date, the Predecessor used the equity method to account for its investment in KPMG Tower since the Predecessor had significant influence, but not control over major decisions including selling and refinancing the property. The purchase method of accounting was used to reflect the acquisition of the additional interests in KPMG Tower by the Predecessor.

The pro forma adjustment for the acquisition of the additional interests in KPMG Tower for the year ended December 31, 2002 is comprised of the following:

	KPMG Tower
	Historical for the
	Period from	Adjustments
	January 1, 2002	Resulting
	through	from
	September 13,	Purchase	Elimination		Pro Forma
	2002	Accounting	Entries		Adjustment

Revenues
Rental	$13,433	10 (2)	—		13,443
Tenant reimbursements	6,889	—	—		6,889
Parking	3,793	—	—		3,793
Management, leasing, and development services to affiliates	—	—	(326	) (5)	(784)
			(458	) (7)
Other	606	—	—		606

Total revenues	24,721	10	(784)		23,947

Expenses
Rental property operating and maintenance	7,840	—	(326	) (6)	6,963
			(326	) (5)
			(225	) (6)
Real estate taxes	1,520	—	—		1,520
General and administrative	516	—	—		516
Depreciation and amortization	4,549	1,542 (3)	(343	) (6)	5,748
Interest	14,549 (1)	—	—		14,549

Total expenses	28,974	1,542	(1,220)		29,296
Equity in net income (loss) of uncombined real estate entities	—	—	2,127	(4)	1,458
			(326	) (6)
			(343	) (6)

Net income (loss)	$(4,253)	(1,532)	1,894		(3,891)

(1)	The pro forma adjustment to reverse this interest and reflect interest on the new loan in included in note (HH).

MAGUIRE PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

(2)	Increase in rental revenue to reflect straight-line amounts and amortization of acquired lease obligation, both resulting from purchase accounting.

(3)	Increase in depreciation and amortization of buildings, improvements and value of in-place leases resulting from purchase accounting.

(4)	Elimination of equity in net loss previously recorded by the Predecessor.

(5)	Elimination of property management fee revenue previously recognized by the Predecessor and property management fee expense previously recorded by KPMG Tower.

(6)	Reclassification of elimination and other entries previously recorded by the Predecessor to its equity in income (loss) of uncombined real estate entities related to the KPMG Tower.

(7)	Elimination of leasing commission revenue previously recognized by the Predecessor.